UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2025

Vislink Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35988	20-5856795
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

350 Clark Drive, Suite 125

Mt. Olive, NJ 07828

(Address of principal executive offices)

Registrant’s telephone number, including area code: (908)-852-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VISL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Conditions.

On May 2, 2025, Vislink Technologies, Inc. (the “Company” or “Vislink”) issued a press release, a copy of which is furnished herewith as Exhibit 99.1, announcing the Company’s financial results for the quarter and year ended December 31, 2024 (the “Press Release”).

The information contained in Item 2.02 of this Current Report on Form 8-K, including the Press Release, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission (the “SEC”), except as shall be expressly set forth by specific reference in any such filing.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this communication and the Press Release are forward-looking statements that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995.

The Press Release contains forward-looking statements that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact included in the Press Release, including those regarding the Company’s strategy, future operations, future financial position, effects of any contemplated cost-savings measures, changes to its product offerings or changes to its lines of business, projected expenses, prospects, plans, objectives of management, new product launches, expected contract values, and expected market opportunities across the Company’s operating segments, the sufficiency of the Company’s capital resources to fund the Company’s operations and any statements regarding future results are forward-looking statements. Vislink may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in any forward-looking statements such as the foregoing and you should not place undue reliance on such forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties, including those discussed in Vislink’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on May 2, 2024.

The statements made in this Current Report on Form 8-K and the Press Release speak only as of the date stated herein, and subsequent events and developments may cause the Company’s expectations and beliefs to change. While the Company may elect to update these forward-looking statements publicly at some point in the future, the Company specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date after the date stated herein.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of the Company, dated as of May 2, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISLINK TECHNOLOGIES, INC.
Date: May 2, 2025
	By:	/s/ Carleton M. Miller
	Name:	Carleton M. Miller
	Title:	Chief Executive Officer

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